UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act 1934

Date of Report (date of earliest event reported): July 12, 2007

Shea Development Corp.

(Exact name of registrant as specified in charter)

Nevada

(State or other jurisdiction of incorporation)

333-130011	20-8514961
(Commission File Number)	(IRS Employer Identification No.)

1351 Dividend Drive, Suite G, Marietta, GA 30067
(Address of principal executive offices) (Zip Code)

(770) 919-2209
(Issuer’s Telephone Number)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD LOOKING STATEMENTS

This Current Report on Form 8-K (“Current Report”) including the Exhibits, and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant’s management as well as estimates and assumptions made by Registrant’s management. When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to Registrant or Registrant’s management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors (including the risks contained in the section of this report entitled “Risk Factors”) relating to Registrant’s industry, Registrant’s operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results. The following discussion should be read in conjunction with Registrant’s pro forma financial statements and the related notes that will be filed herein.

In this Form 8-K, references to “we,” “our,” “us,” “our company,” the “combined companies” refer to Shea Development Corp., a Nevada corporation and Information Intellect, Inc. a Georgia corporation, a wholly owned subsidiary of the Registrant. “Shea,” “Shea Development” or the “Registrant” refer to Shea Development Corp.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Shea’s Stockholders holding more than a majority of our outstanding Common Stock approved by written consent a Certificate of Amendment to the Articles of Incorporation to increase the authorized number of shares of Preferred Stock from 20,000,000 to 60,000,000. Shea’s Board of Directors authorized the creation of 20,000,000 shares of Series B Preferred Stock, par value $0.001 per share. We filed the Certificate of Amendment to Articles of Incorporation and the Certificate of Designations for the Series B Preferred Stock on July 12, 2007 with the Nevada Secretary of State with an effective date of July 12, 2007. Copies of the Certificate of Amendment and Certificate of Designations are attached hereto as Exhibits 4.1 and 4.2.

Item 9.01 - Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

Not Applicable

(b) Pro Forma Financial Information.

Not Applicable

(c) Shell Company Transactions.

Not Applicable

(d) Exhibits.

4.1	Certificate of Amendment increasing authorized shares of Preferred Stock

4.2	Shea Development Corp. Certificate of Designations of Preferences, Rights and Limitations of Series B Preferred Stock

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 19, 2007	SHEA DEVELOPMENT CORP.

	By:	/s/ FRANCIS E. WILDE
Francis E. Wilde
Chairman and CEO

Exhibit Index

Exhibit
Number	Exhibit Title or Description

4.1	Certificate of Amendment increasing authorized shares of Preferred Stock

4.2	Shea Development Corp. Certificate of Designations of Preferences, Rights and Limitations of Series B Preferred Stock